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                                 United States
                       Securities and Exchange Commission

                             Washington, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2002



                         HOUSTON AMERICAN ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-33027                                   76-0675953
(Commission File Number)                 (IRS Employer Identification No.)


801 Travis, Suite 2020, Houston, Texas               77002
(Address of principal executive offices)          (Zip Code)


                                 (713) 222-6966
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

     1. On July 19, 2002, the Registrant and Millennium Seismic, Inc., a Texas corporation ("Millennium"), executed an Exchange Agreement whereby Millennium acquired 1,000,000 shares of the Registrant's common stock, par value $0.001 per share in exchange for Millennium's issuance to the Registrant of a no fee License Agreement for Use of Proprietary Data relating to the Registrant's utilization of Millennium's seismic data (the "Data"). As used herein, all capitalized terms shall have the same meanings ascribed to such terms in the Exchange Agreement and the License Agreement for Use of Proprietary Data.

     2. Under the License Agreement for Use of Proprietary Data dated July 19, 2002, the Registrant acknowledges that the Data consists of valuable copyright and trade secrets of Millennium and that title to and ownership rights in the Data shall remain vested in Millennium at all times. The Registrant recognizes that Millennium may enter into agreements with other parties to license the Data, and that Millennium is free to license, use, sell or in any other manner dispose of such Data upon such terms and conditions as Millennium may elect.

     As for Data delivered by Millennium to the Registrant under the terms of the License Agreement for Use of Proprietary Data, the term of each Supplemental Agreement shall terminate 30 years after delivery to the Registrant of the Data licensed thereunder. The term of the License Agreement for Use of Proprietary Data shall remain in effect so long as any Supplemental Agreement is in effect and, thereafter, until terminated by either party giving 30 days prior written notice thereof to the other party.

     The Registrant or its Related Entities may Transfer the Data to Purchasers pursuant to a Third Party Acquisition or a Partial Third Party Asset Acquisition consummated after delivery of the Data to the Registrant; provided, however, no such Transfer shall be permitted unless (a) each such Purchaser executes a License Agreement containing substantive terms similar to those contained in the License Agreement for Use of Proprietary Data with respect to such Data, and (b) such Purchaser(s) (collectively, if more than one) pay Millennium a license transfer fee equal to a total of $1,000,000. The provisions of the previous sentence shall apply to the first occurrence of any of the therein described Transfers of Data so long as such Transfer occurs during the 2-year period immediately following the date of the License Agreement for Use of Proprietary Data (the "Transfer Period"). Any additional Transfers to Purchasers pursuant to Third Party Acquisitions or Partial Third Party Asset Acquisitions consummated during the Transfer Period shall be subject to a license transfer fee in an amount equal to 50 percent of the then published rate charged by Millennium for the use of such data. Any Transfers of Existing Data to Purchasers pursuant to Third Party Acquisitions or Partial Third Party Asset Acquisitions consummated after the Transfer Period shall not be subject to any license transfer fee. Any Transfers of Future Data to Purchasers pursuant to Third Party Acquisitions or Partial Third Party Asset Acquisitions consummated after the Transfer Period shall be subject to a license transfer fee to be agreed upon by Millennium and the Registrant; provided, however, if the parties are unable to agree to such license transfer fee, the Registrant shall have the right to return all Future Data to Millennium, in which case the Registrant shall not be obligated to pay any additional fees related to such Future Data.

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     3. In addition to the shares of the Registrant's common stock, Millennium has also received a Warrant dated July 19, 2002 to purchase up to an additional 750,000 shares of the Registrant's common stock at a purchase price of $1.00 per share. The Warrant expires on July 19, 2004.

     4. The shares of the Registrant's common stock issued to Millennium as well as any shares purchased upon the exercise of the Warrant are covered by a Registration Rights Agreement dated July 19, 2002, whereby the Registrant has agreed to provide Millennium the right to "piggyback" on any registration under the Securities Act of 1933, as amended, of the common stock of the Registrant or any other shares of the capital stock of the Registrant. For purposes of the Registration Rights Agreement, the parties agreed that Millennium shall not be entitled to "piggyback" any of the covered shares with respect to (a) any registration statement filed by the Registrant on Form S-4 or Form S-8, (b) any registration statement filed by the Registrant in connection with an exchange offer or any other offering of the capital stock of the Registrant solely in connection with an acquisition, or (c) any registration statement filed by the Registrant in connection with an offering of the Registrant's capital stock made solely to the Registrant's then existing stockholders.

     The Exchange Agreement, the License Agreement for Use of Proprietary Data, the Warrant, and the Registration Rights Agreement are set forth as Exhibits 2.1, 2.2, 2.3, and 2.4 to this Form 8-K and are incorporated herein in their entirety by reference in response to this Item. The descriptions of the terms and provisions of the referenced agreements contained in this Form 8-K are summaries only, and are qualified in their entirety by reference to such documents.

     5. In a separate development, the Registrant, on July 18, 2002, acquired from Marlin Data Research, Inc., an affiliate of our Chairman and Chief Executive Officer, John F. Terwilliger, a term royalty interest for a total consideration of $10.00. The interest acquired is covered in an Assignment of Term Royalty Interest pertaining to an undivided non-participating royalty interest of five percent of 8/8ths interest in and to all of the oil, gas and other minerals produced from the lands covering 300 acres, more or less, out of the Maxwell Steele Survey in Lavaca County, Texas.

     The Assignment of Term Royalty Interest is for a period of one year or for so long as commercial oil or gas production exists from wells drilled within the term of the Assignment that are situated on the land covered by the Assignment or on lands pooled with the lands covered by the Assignment or for so long as a valid oil and gas mineral lease exists covering the lands or is executed during term of the Assignment.

     Accompanying the Assignment of Term Royalty Interest is a Bill of sale dated July 18, 2002.

     The Assignment of Term Royalty Interest and the Bill of Sale are set forth as Exhibits 2.5 and 2.6 to this Form 8-K and are incorporated herein in their entirety by reference in response to this Item. The descriptions of the terms and provisions of the Assignment of Term Royalty Interest and the Bill of Sale contained in this Form 8-K are summaries only, and are qualified in their entirety by reference to such documents.

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Item 7. Financial Statements and Exhibits.

     (a) Financial Statements.

     None.

     (b) Exhibits.

     The following exhibit is filed herewith:

     Exhibit 2.1. Exchange Agreement dated July 19, 2002 between Houston American Energy Corp. and Millennium Seismic, Inc.

     Exhibit 2.2. License Agreement for Use of Proprietary Data dated July 19, 2002 between Houston American Energy Corp. and Millennium Seismic, Inc.

     Exhibit 2.3. Warrant Agreement dated July 19, 2002 between Houston American Energy Corp. and Millennium Seismic, Inc.

     Exhibit 2.4. Registrant Rights Agreement dated July 19, 2002 between Houston American Energy Corp. and Millennium Seismic, Inc.

     Exhibit 2.5. Assignment of Term Royalty Interest dated July 18, 2002 by Marlin Data Research, Inc.

     Exhibit 2.6. Bill of Sale dated July 18, 2002 by Marlin Data Research, Inc. and Houston American Energy Corp.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2002                   HOUSTON AMERICAN ENERGY CORP.




                                      By:  /s/  John F. Terwilliger

                                           -------------------------------------
                                           John F. Terwilliger, President

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